EXHIBIT 10.1
                                                                    ------------



                            PATENT PURCHASE AGREEMENT

     This PATENT PURCHASE AGREEMENT (this "AGREEMENT") is entered into on April 20, 2006 (the "EFFECTIVE DATE") by and between Lamson Holdings LLC, a Nevada limited liability company ("PURCHASER"), and SpeechSwitch, Inc, a New Jersey corporation, with an office at 750 Highway 34, Matawan, New Jersey ("SELLER"). The parties hereby agree as follows:

1.      BACKGROUND

1.1 Seller owns certain United States Letters Patents and/or applications for United States Letters Patents and/or related foreign patents and applications.

1.2 Seller wishes to sell to Purchaser all right, title and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3 Purchaser wishes to purchase from Seller all right, title and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances.

2.      DEFINITIONS

"ASSIGNED PATENT RIGHTS" means Patents and the additional rights set forth in paragraph 4.2.

"ASSIGNMENT AGREEMENTS" means the agreements assigning ownership of the Patents from the inventors and/or prior owners to Seller.

"DOCKET" means Seller's, or its agents', list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including information relating to deadlines, payments, and flings, which is current as of the Effective Date.

"EXECUTED ASSIGNMENT," means an executed original of the Assignment of Patent Rights in EXHIBIT B.


"LIST OF PROSECUTION COUNSEL" means the names and addresses of prosecution counsel who prosecuted the Patents and who are currently handling the Patents.


"Patents" means (i) each of the provisional patent applications, patent applications and patents listed on Exhibits A and B (as such lists may be updated based on Purchaser's review of the Deliverables) hereto, (ii) all patents or patent applications to which any of the foregoing claim priority, and
(iii) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; and (iv) foreign counterparts to any of the foregoing, including certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants, and (v) any of the foregoing in (ii)-(iv) whether or not expressly listed in EXHIBIT A and whether or not abandoned, rejected, or the like.

"SELLER LICENSE" means the license granted in paragraph 4.3 upon Closing.

"UNLIMITED WARRANTIES" means, collectively, the representations and warranties of Seller set forth in paragraphs 6.1, 6.2, 6.3, and 6.4 hereof

3.      TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1 Transmittal. Within twenty (20) calendar days following the Effective Date, Seller shall send to Purchaser the Assignment Agreements, the List of Prosecution Counsel, the Docket, and all files and original documents (including, Letters Patents, assignments, and other documents necessary to establish that the Seller's representations and warranties of Section 6 are true and correct) relating to the Patents, including all prosecution files for pending patent applications included in the Patents, and all files relating to the issued Patents ("INITIAL DELIVERABLES"), Seller acknowledges that Purchaser may request additional documents based on Purchaser's review of the Initial Deliverables (such additional documents and the Initial Deliverables, collectively, the ("DELIVERABLES"), and that as a result of Purchaser's review, the amount of payment and the assets listed in EXHIBITS A and B may be revised.

3.2 Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived (the "CLOSING"). Purchaser and Seller shall use reasonable efforts to carry out the Closing within thirty (30) calendar days following receipt of the last received Deliverables.


3.3 Closing Conditions. The following are conditions precedent to Purchaser's obligation to make the payment in paragraph 3.4.

        (a) Transmittal of Documents. Seller shall have delivered to Purchaser all the Deliverables and the Executed Assignment.

        (b) Compliance With Agreement. Seller shall have performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

        (c) Representations and Warranties True. Purchaser shall be reasonably satisfied that, as of the Closing, the representations and warranties of Seller contained in Section 6 hereof are true and correct.

3.4 Payment. At Closing, Purchaser shall pay the amount of One Hundred Eighty Thousand dollars ($180,000.00) as follows: (a) One Hundred Forty-Four Thousand dollars ($144,000.00) to Seller; and (b) Thirty-Six Thousand dollars ($36,000.00) to GlynnTech, Inc, 24 Mine Street, Flemington, New Jersey 08822 to the attention of Kenneth P. Glynn, President. Purchaser may record the Executed Assignment with the United States Patent and Trademark Office only upon Closing,


3.5 Termination and Survival. In the event all conditions to Closing set forth in Section 3.3 are not met within ninety (90) days following the Effective Date, Purchaser shall have the right to terminate this agreement by written notice to Seller. Upon termination, Purchaser will return all documents delivered to Purchaser under this Section 3 to Seller. The provisions of paragraphs 8.4, 8.5, and 8.7 will survive any termination.


4.      TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1 Assignment of Patents. Upon the Closing, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest in and to the Patents and the Patent Rights (as defined in EXHIBIT B). Seller understands and acknowledges that if any of the Patents are assigned to Seller's affiliates or subsidiaries, prior to Closing, Seller may be required to perform certain actions to establish that Seller is the assignee and to record such assignments.

4.2 Assignment of Additional Rights, Upon the Closing, Seller hereby also sells, assigns, transfers and conveys to Purchaser all right, title and interest in and to

        (a)     inventions and discoveries described in any of the Patents;

        (b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants of any type related to any of the Patents and the inventions and discoveries therein;

        (c) causes of action (whether currently pending, fled, or otherwise) and other enforcement rights, including, without limitation, all rights under the Patents and/or under or on account of any of the Patents and the foregoing category (b) to (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

        (d) rights to collect royalties or other payments under or on account of any of the Patents or any of the foregoing.

4.3 License Back Under Patents. Upon the Closing, Purchaser hereby grants to Seller, under the Patents, and for the lives thereof a royalty-free, non-exclusive, non transferable (except to the limited extent set forth in this paragraph), non sublicensable, worldwide right and license to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any Seller products covered by the Patents ("COVERED PRODUCTS"). This license shall apply to the reproduction and subsequent distribution of Covered Products, in substantially identical form as they are distributed by the Seller, by authorized agents of the Seller such as a distributor, replicator, VAR or OEM. The Seller License is not transferable by operation of law or otherwise, except that Seller may make a one time transfer of this Seller License solely to the Entity that acquirers substantially all assets of Seller's business that include the entire NameDialer product line, such product line is designed to work with speech recognition front ends which connects to a separate data base, e.g., act goldmine outlook operational through speech recognition that locates a name in a data base and then dials out to the intended recipient, as more fully described in EXHIBIT D product line ("NAMEDIALER"). In the event of such transaction, the Covered Products shall automatically become limited to the SpeechSwitch, Inc, NameDialer that had been commercially released by SpeechSwitch, Inc, prior to the effective date of such transaction; provided, however, Covered Products shall not include, and in no event shall the Seller License apply to, any other products, processes or services either of Seller's Successor or of any other party to a transaction in which the Seller License may be transferred under this paragraph. The Seller License is automatically revoked for any transfer other than the one-time transfer permitted under this paragraph and any purported transfer to a subsequent purchaser or party different from the entity that may acquire the Seller License under this paragraph. Seller shall within thirty (30) days of the Seller License being transferred to a Seller

        Successor pursuant to this paragraph provide Purchaser notice of (x) such transfer of the Seller License, (y) the transaction in which the Seller License was transferred, and (z) specific detail regarding the NameDialer of the Seller and of the authorized initial purchaser/party that had been commercially released as of the effective date of such transaction, If Seller fails to so notify Purchaser of the transfer of the Seller License pursuant to the terms of this paragraph, the Seller License is automatically revoked, and any purported transfer of the Seller License under this paragraph will be void. If Seller or Seller's Successor assigns, transfers or delegates its rights and obligations under this license without Purchaser's prior written consent, including without limitation, any transfer by sale, merger or other working combination of ownership of, or control of the voting securities or control of Seller, this license will terminate effective immediately.

5.      ADDITIONAL OBLIGATIONS

5.1. Further Cooperation, At the reasonable request of Purchaser, Seller shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including execution, acknowledgment and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. In addition, Seller will continue to prosecute the Patents at its expense until the Closing.

5.2. Payment of Fees. Seller shall pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee payment window opens on or prior to the Closing even if the surcharge date would be after the Closing.

6. Representations and Warranties of Seller Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

6.1 Authority. Seller has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required, to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

6.2 Title and Contest. Seller owns all right, title, and interest to the Assigned Patent Rights, including all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Assigned Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Assigned Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent

        Rights, except for the licenses listed in EXHIBIT C, each of which is nontransferable and nonsublicensable, except as noted on such Exhibit, and nonexclusive.

6.3 Existing Licenses. No licenses under the Patents, or interest or rights in any of the Assigned Patent Rights, have been granted or retained, except for the licenses listed in EXHIBIT C, each of which is nontransferable and nonsublicensable, except as noted on such Exhibit, and nonexclusive.

6.4 Restrictions on Rights. Purchaser shall not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights as a result of any prior transaction related to the Assigned Patent Rights.

6.5 Conduct. Seller or its agents or representatives have not engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting Seller's patent rights to a standard-setting organization.

6.6 Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents. Seller has not invited any third party to enter into a license under any of the Patents. Seller has not initiated any enforcement action with respect to any of the Patents.

6.7 Patent Office Proceedings. None of the Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

6.8 Fees. All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid. For the avoidance of doubt, such timely payment includes payment of maintenance fees for which the fee payment window has opened even if the surcharge date is in the future.

6.9 Validity and Enforceability. The Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid or unenforceable.

7.      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

        Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

7.l Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of its formation.

7.2 Purchaser has all requisite power and authority to (i) enter into, execute and deliver this Agreement and (ii) perform fully its obligations hereunder.

8.      MISCELLANEOUS

8.1 Limitation of Liability. EXCEPT IN THE EVENT OF FRAUD OR BREACH OF ANY UNLIMITED WARRANTY BY SELLER, SELLER'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. PURCHASER'S TOTAL LIABILITY

        UNDER THIS AGREEMENT SHALL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT, THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT,

8.2 Limitation on Consequential Damages, NEITHER PARTY SHALL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS EMPLOYEES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4 Confidentiality of Terms. The parties hereto shall keep the terms and existence of this Agreement and the identities of the parties hereto and there affiliates confidential and shall not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; (e) by Purchaser, in order to perfect Purchaser's interest in the Assigned Patent Rights with any governmental patent office (including, without limitation, recording the Executed Assignment in any governmental patent office); or (f) to enforce Purchaser's right, title and interest in and to the Assigned Patent Rights; provided that, in (b) through (f) above,
        (i) the disclosing party shall use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party shall provide the other party with at least ten (10) days' prior written notice of such disclosure. Without limiting the foregoing, Seller agrees that it will cause its agents involved in this transaction to abide by the terms of this paragraph 8.4, including ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

8.5 Publicity and SEC Reporting. Seller and/or iVoice, Inc. ("IVOICE") may make one public announcement contemporaneously with the signing of this Agreement and one public announcement contemporaneously with Closing, each of which announcements will be substantially of the form set forth in EXHIBIT E. Seller shall submit any such proposed announcement to Purchaser at least five business days prior to its or iVoice's malting such an announcement for Purchaser's review and approval, which approval shall not be unreasonably withheld by Purchaser so long as such proposed announcement substantially conforms to EXHIBIT
        E. Seller and/or iVoice is also authorized to file this Agreement including its appendices with the Securities Exchange Commission

8.6 Governing Law-, Venue/Jurisdiction. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York, without reference to its choice of law principles to the contrary. Neither party shall commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in New York. Each party hereby irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding or claim arising under or by reason of this Agreement.

8.7 Notices. All notices given hereunder shall be given in writing (in English or with an English translation), shall refer to Purchaser and to this Agreement and shall be: (i) personally delivered, (ii) delivered prepaid by an internationally recognized express courier service, or
        (iii) sent postage prepaid registered or certified U.S. mail (return receipt requested) to the address provided by the other party. Notices are deemed given on (a) the date of receipt if delivered personally or by express courier (or if delivery refused, the date of refusal), or (b) the fifth (5th) calendar day after the date of posting if sent by US mail. Notice given in any other manner shall be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time provide or change its address for notices under this Agreement by giving the other party written notice of such accordance with this paragraph.

8.8 Relationship of Parties. The parties are independent contractors and not partners, joint ventures, or agents of the other, Neither party assumes any liability of or has any authority to bind, or control the activities of the other.

8.9 Equitable Relief. Seller agrees that damages alone would be insufficient to compensate Purchaser for a breach of this Agreement, acknowledges that irreparable harm would result from a breach of this Agreement, and consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

8.10 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement shall have full force and effect, and the invalid provision shall be modified, or partially enforced, to the maximum extent permitted to effectuate its original objective.

8.11 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.12 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions.

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

        Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions shall prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: EXHIBIT, (entitled "Patents to be Assigned"); EXHIBIT B (entitled "Assignment of Patent Rights"); EXHIBIT C (entitled "Existing Licenses") EXHIBIT D (entitled"NameDialer Product Brochure") and EXHIBIT E (entitled "Press Release").

8.13 Counterparts; Electronic Signature. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument. Each party shall execute and deliver to the other parties a copy of this Agreement bearing its original signature. Prior to such execution and delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of this Agreement shall be deemed original documents. "Transmitted Copies" means copies that are reproduced or transmitted via email of a pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission.




               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

     In witness whereof, the parties have executed this Patent Purchase Agreement as of the Effective Date,



SELLER:                                PURCHASER:

SPEECHSWITCH, INC.                     LAMSOM HOLDINGS LLC
                                       By: Jankinda Management LLC

By:_______________________________     By:___________________________

Name: ____________________________     Name:  _______________________

Title: ___________________________     Title: _______________________

Date: ____________________________     Date:_________________________


























                                     Page 9
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                                                                       EXHIBIT A
                                                                       ---------


                           Patents To Be Assigned

PATENT OR APPLICATION NO.    COUNTRY     FILING DATE      TITLE AND INVENTORS

6,563,911                    United      01/23/2001       SPEECH ENABLED,
                             States                       AUTOMATIC TELEPHONE
                                                          DIALER USING NAMES,
                                                          INCLUDING SEAMLESS
                                                          INTERFACE WITH
                                                          COMPUTER.
                                                          BASED ADDRESS BOOK
                                                          PROGRAMS

6,671,354                    United      02/28/2003       SPEECH ENABLED,
                             States                       AUTOMATIC TELEPHONE
                                                          DIALER USING NAMES,
                                                          INCLUDING SEAMLESS
                                                          INTERFACE WITH
                                                          COMPUTER
                                                          BASED ADDRESS BOOK
                                                          PROGRAMS, FOR
                                                          TELEPHONES
                                                          WITHOUT PRIVATE BRANCH
                                                          EXCHANGES

                                                          Jerome Mahoney
                                                                 -------

6,940,951                    United      01/23/2002       TELEPHONE APPLICATION
                             States                       PROGRAMMING INTERFACE
                                                          BASED, SPEECH ENABLED
                                                          AUTOMATIC TELEPHONE

                                                          DIALER       USING

                                                          NAMES        Jerome

                                                          Mahoney
                                                          -------

 10/696,531                  United      10/28/2003       Product location
                             States                       method utilizing
                                                          product bar code and
                                                          aisle-situated,

                                                          aisle-identifying  bar

                                                          code Kenneth Glynn
                                                                       -----

                                                                       EXHIBIT B
                                                                       ---------

                           ASSIGNMENT OF PATENT RIGHTS

     For good and valuable consideration, the receipt of which is hereby acknowledged, SpeechSwitch, Inc. a New Jersey corporation having offices at 750 Highway 34, Matawan, New Jersey 07747 ("ASSIGNOR"), does hereby sell, assign, transfer and convey unto Lamson Holdings LLC a Nevada limited liability company ("ASSIGNEE"), or its designees, all right, title and interest that exist today and may exist in the future in and to all of the following (the "PATENT RIG/ITS"): (a) the provisional patent applications, patent applications and patents listed below, (b) all patents or patent applications to which any of the foregoing claim priority, and (c) current or future rights to (i) provisional patent applications, patent applications, and patents of any kind relating to any inventions and discoveries described in any provisional patent applications, patent applications and patents listed below; (ii) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; and (iii) foreign counterparts to any of the foregoing, including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants; (d) the rights to all inventions and discoveries described in any provisional patent application, patent application or patent listed below and all other rights arising out of such inventions and discoveries; (e) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections or other governmental grants of any type related to the any of the foregoing categories (a), (b), (c) and (d), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding; (f) causes of action (whether currently pending, fled, or otherwise) and other enforcement rights, including, without limitation, all rights under the provisional patent applications, patent applications and patents listed below and/or under or on account of any of the foregoing categories (b), (c) and/or (d) to

        (i)     damages,
        (ii)    injunctive relief and
        (iii)   other remedies of any kind

for past, current and future infringement; and

(g) all rights to collect royalties and other payments under or on account of any of the foregoing.


PATENT OR APPLICATION NO.    COUNTRY     FILING DATE      TITLE AND INVENTOR(S)

6,563,911                    United      01/23/2001       SPEECH ENABLED,
                             States                       AUTOMATIC TELEPHONE
                                                          DIALER USING
                                                          NAMES, INCLUDING
                                                          SEAMLESS

                                                                       EXHIBIT B
                                                                       ---------


PATENT OR APPLICATION NO.    COUNTRY     FILING DATE      TITLE AND INVENTOR (S)
                                                          INTERFACE WITH
                                                          COMPUTER BASED ADDRESS
                                                          BOOK PROGRAMS

6,671,354                    United      02/28/2003       SPEECH ENABLED,
                             States                       AUTOMATIC TELEPHONE
                                                          DIALER USING NAMES,
                                                          INCLUDING SEAMLESS
                                                          INTERFACE WITH
                                                          COMPUTER
                                                          BASED ADDRESS BOOK
                                                          PROGRAMS, FOR
                                                          TELEPHONES WITHOUT
                                                          PRIVATE BRANCH
                                                          EXCHANGES

                                                          Jerome Mahoney

6,940,951                    United      01/23/2002       TELEPHONE APPLICATION
                             States                       PROGRAMMING INTERFACE
                                                          BASED, SPEECH ENABLED
                                                          AUTOMATIC TELEPHONE
                                                          DIALER USING NAMES

                                                          Jerome Mahoney

10/696,531                   United      10/28/2003       Product location
                             States                       method utilizing
                                                          product bar code and
                                                          aisle-situated,
                                                          aisle-identifying bar
                                                          code Kenneth Glynn
                                                                       -----

     Assignor represents, warrants and covenants that:

     (1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required, to enter into this Agreement, make the assignments, and to carry out its obligations under this Assignment of Patent Rights;

     (2) Assignor owns all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

                                                                       EXHIBIT B
                                                                       ---------




     Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants that may be granted upon any of the Patents Rights in the name of Assignee, as the assignee to the entire interest therein.

     Assignor shall, at the reasonable request of Assignee and without demanding any further consideration therefore, do all things necessary, proper, or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance shall include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifcations, declarations or other papers and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights.

     The terms and conditions of this Assignment of Patent Rights shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successor, assigns and other legal representatives.

     IN WITNESS WHEREOF this Assignment of Patent Rights is executed at ______________ _______________on ______________________

ASSIGNOR

By: _____________________________

Name: __________________________

Title: ________________________

(Signature MUST be notarized)



STATE OF ______________________

COUNTY OF _______________________

     On__________________ , before me, ______________________ Notary Public in and for said State, personally appeared ____________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the

                                                                       EXHIBIT B
                                                                       ---------

person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument,

     WITNESS my hand and official seal.


     Signature__________________________            (Seal)

                                                                       EXHIBIT C
                                                                       ---------



                                EXISTING LICENSES

None.

                                                                       EXHIBIT D
                                                                       ---------



                           NAMEDIALER PRODUCT BROCHURE

                                                                       EXHIBIT E
                                                                       ---------



                                  PRESS RELEASE


________________, NJ, Feb xx /PRNewswire-FirstCall/ -- SpeechSwitch Corporation (Nasdaq:) announced today that it has completed the sale of selected patents to Lamsom Holdings LLC, for net proceeds of approximately $180,000, The patents and patent applications sold relate to SpeechSwitch's NameDialer product line, SpeechSwitch retains a worldwide, nonexclusive license under the patents for the NameDialer product line.

































                                     Page 1